UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 26, 2007

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

Catapult Communications Corporation (the "Company") has changed the scheduled date for its annual meeting of shareholders (the "2007 Annual Meeting") to Tuesday, April 24, 2007, at 3:00 p.m., local time for its shareholders of record as of March 1, 2007. The Company’s 2007 Annual Meeting will be held at its principal executive office at 160 South Whisman Road, Mountain View, California 94041.

Because the scheduled date is more than 30 days after the anniversary date of last year’s annual meeting, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company’s shareholders are advised of the following deadlines. In the event a shareholder desires to have a proposal considered for presentation at the 2007 Annual Meeting and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be received at the Company’s principal executive office by March 5, 2007 at 5:00 p.m. local time. Any such proposal must comply with the Company’s amended and restated bylaws and Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

If a shareholder, rather than including a proposal in the Company’s proxy statement as discussed above, commences his or her own proxy solicitation for the 2007 Annual Meeting, or seeks to nominate a candidate for election or propose business for consideration at such meeting, the Company must receive notice of such proposal or nomination no later than March 5, 2007 to be considered "timely" within the meaning of Rule 14a-4(c)(1) of the Exchange Act. If the notice is not received by such date, it will be considered untimely, and the Company will have discretionary voting authority under proxies solicited for the 2007 Annual Meeting with respect to such proposal if presented at the meeting. Any such notice must comply with the Company’s amended and restated bylaws.
Proposals and notices should be directed to the attention of Secretary, Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041. To avoid disputes as to the date of receipt, the Company suggests that any shareholder proposal be submitted by certified mail, return receipt requested. The Company expects to mail its proxy materials to its shareholders on or about March 15, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

February 26, 2007	By:	Christopher A. Stephenson

Name: Christopher A. Stephenson
Title: Chief Financial Officer